UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2013 (December 20, 2013)

Elephant Talk Communications Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-030061	95-4557538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 NW 138TH St. STE 102 Oklahoma City, OK 73134

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (405) 301-6774

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward-Looking Statements

This Report, including the exhibits included herein, may contain forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. Our actual results may differ materially from those discussed herein, or implied by, these forward-looking statements. Forward-looking statements are generally identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project” and other similar expressions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements included in this Report are subject to significant risks and uncertainties, including but limited to: risks and uncertainties associated with the integration of the assets and operations we have acquired and may acquire in the future; our possible inability to raise or generate additional funds that will be necessary to continue and expand our operations; our potential lack of revenue growth and other factors detailed in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 20, 2013, Elephant Communications Corp. (the “Company”) received a notice from NYSE MKT LLC (the “Exchange”) indicating that the Company no longer satisfies the continued listing standards of the Exchange set forth in Section 802(a) and 803(B)(2)(a) of the Exchange’s Company Guide (the “Company Guide”). These rules require that a majority of the Company’s Board of Directors (the “Board”) consist of independent directors, and that the Audit Committee of the Board be comprised of at least three independent members. The Company received the notice in connection with the resignation of Charles Levine from the Board on December 18, 2013, and non-reelection of Phil Hickman to the Board at the Company’s Annual Meeting of Stockholders on December 18, 2013. As a result, a majority of the directors on the Board are not independent as required under Section 802(a) of the NYSE MKT Company Guide and the Company’s Audit Committee is no longer comprised of three independent members as required under Section 803(B)(2)(a) of the NYSE MKT Company Guide.

Pursuant to Sections 802(b) and 803(B)(6)(b) of the Company Guide, the Company will have until the earlier of its next Annual Meeting of Stockholders or December 18, 2014 (such earlier date, the “Compliance Date”). However, if the Company were to hold its next Annual Meeting of Stockholders before June 16, 2014, then the Compliance Date would instead be June 16, 2014.

The Exchange’s notice has no immediate effect on the listing of the Company’s common stock on the Exchange. The Company is identifying and evaluating candidates to fill its two independent director vacancies, with a focus on candidates who will represent the best interests of the Company’s stockholders and who will also have relevant industry experience to contribute to the Board’s strategic guidance of the Company. The Company expects to regain compliance with the continued listing standards no later than the Compliance Date.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on December 27, 2013 announcing receipt of the Exchange’s notice on December 20, 2013. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information under Item 7.01 of this Form 8-K and set forth in the attached Exhibit 99.1, is intended to be furnished under and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Exhibits

Exhibit
No.	Description
99.1	Press Release, dated December 27, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT TALK COMMUNICATIONS CORP.

Date: December 27, 2013	By:	/s/ Alex Vermeulen
Alex Vermeulen
General Counsel